SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported) September 19, 2002
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                                AUTONATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


          DELAWARE                    1-13107                  73-1105145
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(State Or Other Jurisdiction        (Commission               (IRS Employer
   Of Incorporation)                 File Number)            Identification No.)


       110 S.E. 6th Street
     Fort Lauderdale, Florida                                         33301
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(Address Of Principal Executive Offices)                            (Zip Code)


        Registrant's Telephone Number, Including Area Code (954) 769-6000
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          (Former Name Or Former Address, If Changed Since Last Report)


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ITEM 5. Other Events.

         On September 19, 2002, AutoNation, Inc. (the "Company") announced that its Board of Directors has named Mike Jackson Chairman of the Board, effective January 1, 2003. Mr. Jackson, currently Chief Executive Officer, succeeds H. Wayne Huizenga, who is retiring as Chairman effective December 31, 2002. Mr. Huizenga will continue as a member of the Company's Board of Directors, and Mr. Jackson will continue to serve as Chief Executive Officer of the Company. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1 Press Release of AutoNation, Inc., dated September 19, 2002.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUTONATION, INC.
                                        ------------------
                                           (Registrant)

                                        By:   /s/ Jonathan P. Ferrando
                                           -------------------------------------
                                              Jonathan P. Ferrando
                                              Senior Vice President,
                                              General Counsel and Secretary

Dated: September 19, 2002


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                                INDEX TO EXHIBITS


Exhibit           Exhibit
Number            Description
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99.1              Press Release of AutoNation, Inc., dated September 19, 2002.